INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Pioneer Hi-Bred International, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                    KPMG Peat Marwick LLP
Des Moines, Iowa
July 26, 1996